Exhibit 77C
          Kemper International Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-3136
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               24,228,733
                       WITHHELD             456,654

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               24,253,457
                       WITHHELD             431,930

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               24,250,826
                       WITHHELD             434,560

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               24,253,118
                       WITHHELD             432,268


























          Exhibit 77C
          Kemper International
          Form N-SAR for the period ended 04/30/98
          File No. 811-3136
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               24,247,576
                       WITHHELD             437,810

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               24,226,040
                       WITHHELD             459,346

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR               24,237,844
                       WITHHELD             447,542

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               24,254,307
                       WITHHELD             431,079

                  Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR               24,232,318
                       WITHHELD             453,068


























          Exhibit 77C
          Kemper International
          Form N-SAR for the period ended 04/30/98
          File No. 811-3136
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR               24,027,025
                       AGAINST              188,028
                       ABSTAIN              470,333

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       FOR               23,517,145
                       AGAINST              368,673
                       ABSTAIN              708,678

          Item 4:   New Sub-Advisory Agreement

                       Vote             Number
                       ----             -----------
                       FOR               23,216,895
                       AGAINST              504,272
                       ABSTAIN              873,328

          Item 6:   New Rule 12b-1 Distribution Plan

                    (for Class B shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                5,292,014
                       AGAINST              123,359
                       ABSTAIN              227,341



























          Exhibit 77C
          Kemper International
          Form N-SAR for the period ended 04/30/98
          File No. 811-3136
          Page 4

                    (for Class C shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                  638,435
                       AGAINST                2,006
                       ABSTAIN               21,216


          Item 7:  To approve changes in investment policies


                       Vote             Number
                       ----             -----------
                       FOR               21,822,495
                       AGAINST              927,713
                       ABSTAIN            1,439,588



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